AMENDMENT NO. 1 TO
                       RESTATED REVOLVING CREDIT AGREEMENT



        This AMENDMENT NO. 1 TO RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment No. 1") is made as of July 18, 1996 by and among (a) Beacon Properties, L.P. (the "Borrower"), (b) Beacon Properties Corporation (the "Guarantor"), (c) The First National Bank of Boston ("FNBB"), USTrust, Wells Fargo Realty Advisors Funding, Incorporated, BHF-BANK Aktiengesellschaft, First American Bank, S.S.B., Fleet National Bank ("Fleet"), First National Bank of Chicago ("First Chicago"), Commerzbank Aktiengesellschaft, New York Branch ("Commerzbank"), Mellon Bank, N.A. ("Mellon"), PNC Bank, National Association ("PNC"), Banque Nationale De Paris ("BNP"), Comerica Bank ("Comerica"), Union Bank of California, N.A. ("Union") and the other lending institutions which may become parties to the Credit Agreement (as defined below) (collectively, the "Banks") and (d) FNBB, as Agent (in such capacity, the "Agent") for the Banks.

        WHEREAS, the Borrower, the Guarantor, certain of the Banks and the Agent are parties to a Restated Revolving Credit Agreement dated as of June 27, 1996 (the "Credit Agreement"), pursuant to which the Banks have agreed to make loans to the Borrower;

        WHEREAS, the Borrower has requested that the Banks and the Agent make certain amendments to the Credit Agreement and certain related Loan Documents, and the Banks and the Agent are willing to amend certain of the provisions of the Credit Agreement and certain other Loan Documents upon the terms set forth herein;

        WHEREAS, Fleet, First Chicago, Commerzbank, Mellon, PNC, BNP, Comerica and Union desire to become Banks under the Credit Agreement pursuant to Assignment and Assumption Agreements of even date herewith; and

        NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties agree to amend the Credit Agreement as follows:

        1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

        2. Amendments to the Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended in the following respects:

               2.1 The following new definition is inserted immediately following the definition of "Agreement of Limited Partnership" set forth in
Section 1.1 of the Credit Agreement:

               "Amendment No. 1. Amendment No. 1 to Restated Revolving Credit Agreement dated as of July 18, 1996 among the Borrower, the Guarantor, the Banks and the Agent."

               2.2 The definition of "CIGNA" set forth in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:

               "CIGNA.  Connecticut General Life Insurance Company."

               2.3 The definition of "Loan Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting in the first line thereof, immediately following the words "this Agreement," contained therein, the words "Amendment No. 1,".

               2.4 The definition of "Revolving Credit Notes" set forth in
Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$275,000,000" set forth in the third line thereof and substituting in place thereof the amount "$300,000,000".

               2.5 The definition of "Total Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$275,000,000" set forth in the third line thereof and substituting in place thereof the amount "$300,000,000".

               2.6 Section 7.16 of the Credit Agreement is hereby amended by deleting the words "fifty percent (50%) of the Total Commitment" set forth on the sixth line thereof in subclause (b) and substituting in place thereof the amount "$137,500,000".

               2.7 Schedule 1.3 to the Credit Agreement is hereby amended by deleting such Schedule 1.3 in its entirety and substituting the Schedule 1.3 attached hereto in place thereof. From and after the Effective Date, each of the Banks listed on Schedule 1.3 attached hereto shall be a Bank under the Credit Agreement and have the rights and obligations of a Bank thereunder.

               2.8 Schedule 8.1 to the Credit Agreement is hereby amended by deleting such Schedule 8.1 in its entirety and substituting the Schedule 8.1 attached hereto in place thereof.

        3. Waivers under the Credit Agreement. Effective as of the Effective Date, but only in connection with (a) the acquisition by the Borrower of the AT&T Plaza in Oakbrook, Illinois, the Tri-State International Building in Lincolnshire, Illinois and 1333 H Street in Washington, DC (each individually, a "NYL Property", and, collectively, the "NYL Properties"), (b) the admission of each of the NYL Properties as a New Collateral Property and (c) the Borrower's loan request under Section 7.12(iv) of the Credit Agreement with respect to the NYL Properties dated July 9, 1996 (the "NYL Loan Request"), the Banks hereby waive, on a one-time basis only and only in connection with the NYL Loan Request, the provisions of Section 2.6(iii)(c) of the Credit Agreement which require that the Borrower, at the time of the making of a loan request under
Section 7.12(iv), deliver an MAI Appraisal, an environmental site assessment report, an engineer's report, and evidence that the proposed New Collateral Property, when aggregated with the other Collateral Properties, would not violate the covenants contained in Section 7.27 of the Credit Agreement; provided that the Borrower shall deliver all such items (other than the MAI Appraisals) for each of the NYL Properties to the Banks on or before the date which is fifteen (15) days prior to the Drawdown Date for the Loans requested by the NYL Loan Request, and in no event shall any NYL Property become a New Collateral Property until all of such items are delivered to the Agent for such NYL Property. The Borrower, the Banks and the Agent hereby agree that if the Banks have not completed the Appraisal Determination Process for any of the NYL Properties by the Drawdown Date for the Loans requested under the NYL Loan Request, then the Adjusted Appraised Value of such NYL Property, upon its admission as a New Collateral Property, will be the value of such property shown on its MAI Appraisal until such time as the Appraisal Determination Process is completed by the Banks, at which time the Adjusted Appraised Value of such NYL Property shall be the value determined by the Appraisal Determination Process. In the event that the Borrower breaches the covenants contained in Section 9.1,
Section 9.3 and/or Section 9.5 of the Credit Agreement directly and solely as a result of a reduction in the Adjusted Appraised Value of any of the NYL Properties upon completion of the Appraisal Determination Process, a default, Default or Event of Default shall not be deemed to have occurred under the Credit Agreement; provided that unless and until such breach has been cured, the Banks shall not be required to issue any additional Revolving Credit Loans to the Borrower; and provided further that the Banks shall not be precluded from calling any other defaults, Defaults or Events of Default arising from acts, omissions or circumstances not attributable solely to such reduction in value. Each Bank agrees to use its reasonable, good faith efforts to complete its obligations with respect to the Appraisal Determination Process within thirty-five (35) days after its receipt of the MAI Appraisal for each of the NYL Properties. Nothing herein approves the admission of any NYL Property as a New Collateral Property.

        4. Representations and Warranties. The Borrower and the Guarantor hereby represent and warrant as follows:

               4.1 Representations in Loan Documents. Each of the representations and warranties made by or on behalf of the Borrower or the Guarantor in any of the Loan Documents (including, without limitation, those made in Section 6.22 of the Credit Agreement) was true and correct when made and is true and correct on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date) with the same full force and effect as if each of such representations and warranties had been made by the Borrower and the Guarantor on the date hereof and in this Amendment No. 1.

               4.2. Defaults. No Default or Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment No. 1).

               4.3. Binding Effect of Documents. Each of this Amendment No. 1, the Amended and Restated Revolving Credit Notes and Revolving Credit Notes of even date herewith and the amendments to the Security Deeds and to the Assignments of Rents and Leases of even date herewith has been duly executed and delivered by the Borrower and the Guarantor, as applicable, and is in full force and effect as of the date hereof, and the respective agreements and obligations of the Borrower and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of the Borrower and the Guarantor, as applicable, enforceable against them in accordance with their respective terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        5.     Provisions Of General Application.
               ---------------------------------

               5.1. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement. The making of the amendments in this Amendment No. 1 does not imply any obligation or agreement by the Agent or any Bank to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

               5.2. Consent of Guarantor. The Guarantor hereby reaffirms its guaranty of the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby or in connection herewith, in accordance with (and subject to the limitations on liability contained in) the Guaranty.

               5.3. Governing Law. This Amendment No. 1 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 1 and the rights and obligations of each of the parties hereto are contracts under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of such Commonwealth (excluding the laws applicable to conflicts or choice of law).

               5.4. Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

               5.5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

               5.6. Conditions Precedent. The effectiveness of this Amendment No. 1 is subject to satisfaction of the following conditions precedent (such date on which such conditions precedent have been satisfied being referred to herein as the "Effective Date"):

               (i) execution and delivery to the Agent by the Borrower, the Guarantor, the Banks and the Agent of this Amendment No. 1;

               (ii) execution and delivery to the Agent by FNBB and each of Fleet, First Chicago, Commerzbank, Mellon, PNC, BNP, Comerica and Union (collectively, the "Assignee Banks") of Assignment and Assumption Agreements, in form and substance satisfactory to such Banks;

               (iii) execution and delivery to the Agent by the Borrower of an Amended and Restated Revolving Credit Note in favor of FNBB and Revolving Credit Notes in favor of each of the Assignee Banks, in form and substance satisfactory to such Banks;

               (iv) execution and delivery to the Agent of legal opinions, addressed to the Agent and the Banks, of Goulston & Storrs, P.C. and Goodwin, Procter & Hoar, counsel to the Borrower and the Guarantor, in form and substance satisfactory to the Agent and the Banks;

               (v) receipt by the Agent and the Banks of updates to the environmental site assessment reports for each of the Initial Collateral Properties, in form and substance satisfactory to the Agent and the Banks;

               (vi) receipt by the Agent of amendments to (a) each of the Assignments of Rents and Leases and (b) each of the Security Deeds, in each case dated as of the date hereof and in form and substance satisfactory to the Agent;

               (vii)  receipt by the Agent of the Title Policy Endorsements; and

               (viii) receipt by the Agent of a certificate from an officer of Beacon Properties Corporation as to organizational documents, authorizing resolutions and incumbency of officers of each of the Borrower and the Guarantor, in form and substance satisfactory to the Agent.

        IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.



                                            BEACON PROPERTIES, L.P.

                                            By:  Beacon Properties Corporation,
                                                    its general partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            BEACON PROPERTIES
                                            CORPORATION


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            individually and as Agent

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            BHF-BANK AKTIENGESELLSCHAFT


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            FIRST AMERICAN BANK, S.S.B.


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                            WELLS FARGO REALTY ADVISORS
                                            FUNDING, INCORPORATED, a Colorado
                                            corporation

                                            By:  Wells Fargo Real Estate Group,
                                                 Inc., a California corporation,
                                                 Agent

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            USTRUST


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            FLEET NATIONAL BANK


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            FIRST NATIONAL BANK OF CHICAGO


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            COMMERZBANK AKTIENGESELLSCHAFT,
                                            NEW YORK BRANCH


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            MELLON BANK, N.A.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            BANQUE NATIONALE DE PARIS


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            COMERICA BANK


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                Schedule 1.3


Bank                                         Commitment Amount         Commitment Percentage
- ----                                         -----------------         ---------------------
The First National Bank of Boston                $50,000,000                  16 2/3%
100 Federal Street
Boston, MA  02110

Wells Fargo Realty                               $50,000,000                  16 2/3%
Advisors Funding, Incorporated
2020 K Street, N.W.
Suite 420
Washington, D.C.  20006

Fleet National Bank                              $50,000,000                  16 2/3%
75 State Street, 11th Floor
Boston, Massachusetts  02109

BHF-BANK Aktiengesellschaft                      $20,000,000                   6 2/3%
590 Madison Avenue
New York, NY  10022

First American Bank, S.S.B.                      $20,000,000                   6 2/3%
14651 Dallas Parkway
Suite 400
Dallas, Texas 75240

First National Bank of Chicago                   $15,500,000                   5 1/6%
One First National Plaza
Suite 0315, 1-14
Chicago, Illinois  60670

Commerzbank Aktiengesellschaft,                  $15,500,000                   5 1/6%
New York Branch
Two World Financial Center
New York, New York  10281

Mellon Bank, N.A.                                $15,500,000                   5 1/6%
1735 Market Street, 4th Floor
Philadelphia, Pennsylvania  19103

PNC Bank, National Association                   $15,500,000                   5 1/6%
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15222

USTrust                                          $15,000,000                       5%
30/40 Court Street
Boston, Massachusetts  02108





Bank                                         Commitment Amount         Commitment Percentage
- ----                                         -----------------         ---------------------
Banque Nationale De Paris                       $13,000,000                    4 1/3%
499 Park Avenue
New York, New York  10022

Comerica Bank                                   $10,000,000                    3 1/3%
500 Woodward Avenue
Detroit, Michigan  48226

Union Bank of California, N.A.                  $10,000,000                    3 1/3%
370 California Street
San Francisco, California  94104
                                               ------------                    ------
TOTAL                                          $300,000,000                     100%

                           REVOLVING CREDIT AGREEMENT

                                  Schedule 8.1

                         Existing Mortgage Indebtedness

                       (Outstanding as of March 31, 1996)




I.      Non-Collateral Properties

        Property                               Amount            Mortgagee
        --------                               ------            ---------
1.      Center Plaza, Boston, MA             $60,000,000         Connecticut General Life
                                                                 Insurance Company

2.      150 Federal Street,                  $57,207,242         John Hancock Mutual Life
        Boston, MA (Units 0-11                                   Insurance Company
        through 0-25)

3.      175 Federal Street,                  $13,171,205         The Travelers Insurance Company
        Boston, MA                                               (successor-in-interest to Aetna
                                                                 Life Insurance Company)

4.      Perimeter Center,                   $218,000,000         Metropolitan Life Insurance
        Atlanta, GA                                              Company

5.      Wellesley Office Park                $55,000,000         Connecticut General Life
        Wellesley, MA                                            Insurance Company

II.     Partially-Owned Real Estate Holding Entities



                             Total Mortgage     The Borrower's Share
        Property                  Debt            of Mortgage Debt     Mortgagee
        --------                  ----            ----------------     ---------
1.      75-101 Federal         $90,000,000          $46,450,800        Connecticut General
        Street,                                                        Life Insurance Company
        Boston, MA                                                     and New York State
                                                                       Teachers' Retirement
                                                                       System

2.      One Post Office        $94,410,496          $47,205,248        Connecticut General
        Square, Boston, MA                                             Life Insurance Company
                                                                       and Aetna Life
                                                                       Insurance Company



Note: The foregoing does not include Indebtedness in respect to the Loans, the Center Plaza Subordinate Debt, the Rowes Wharf Debt or the subordinated mortgage debt on Russia Wharf held by the Guarantor and described in the Russia Wharf Subordination Agreement.




                                       2